UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2023

CYCLERION THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 First Street, 18th Floor
Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The Asset Purchase Agreement

On May 11, 2023, Cyclerion Therapeutics, Inc., a Massachusetts corporation (the “Company”, “we”, “us” or “our”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with JW Celtics Investment Corp., a Delaware corporation (“Buyer Parent”) and JW Cycle Inc., a Delaware corporation (“Buyer” and together with Buyer Parent, “Buyers”), pursuant to which the Company has agreed, subject to certain conditions, including the authorization and approval of the Asset Purchase Agreement by its shareholders, to sell to Buyer specified assets relating to the Company’s zagociguat (previously known as CY6463) and CY3018 programs (the “Purchased Programs”, and such assets, the “Purchased Assets”), and Buyer has agreed to assume certain liabilities relating to the Purchased Programs, including, but not limited to (i) liabilities, costs and expenses arising after the date of the Asset Purchase Agreement relating to the employment of certain individuals prior to the Employee Expenses End Date (as defined in the Asset Purchase Agreement) (“Employee Expenses”) and the conduct of certain preclinical and clinical trial activities prior to the closing of the transactions contemplated by the Asset Purchase Agreement (“R&D Expenses”), and (ii) liabilities relating to the Purchased Assets or the Purchased Programs to the extent relating to the period after the closing of the transaction, in each case, subject to the terms and conditions of the Asset Purchase Agreement (the “Asset Sale Transaction”). Cyclerion will retain the assets comprising the olinciguat, praliciguat and preclinical programs (the “Retained Programs”), which the Company intends to continue to develop and/or out-license following the closing of the Asset Sale Transaction.

As consideration for the Asset Sale Transaction, Buyers agreed to (a) pay the Company (i) $8,000,000 at the closing of the Asset Sale Transaction, plus (ii) the amount of any Employee Expenses and R&D Expenses for which Buyers are obligated to reimburse the Company pursuant to the Asset Purchase Agreement and which remain unpaid as of the closing of the Asset Sale Transaction; and (b) deliver to the Company a number of shares of common stock, par value $0.0001 per share, of Buyer Parent, such that following the issuance thereof, such shares comprise 10% of the issued and outstanding shares of Buyer Parent immediately following the closing of the Asset Sale Transaction, subject to certain protections against dilution up to a $100 million valuation of Buyer Parent on a fully diluted basis.

The transaction has been unanimously approved by the Company’s board of directors (the “Board”) without participation of Peter M. Hecht, Ph.D., our Chief Executive Officer, and Terrence McGuire, due to their interests in Buyer Parent. The affirmative vote of the holders of a majority of all shares entitled to vote on the proposal, in person or by proxy, is required to approve the Asset Sale Transaction (the “Stockholder Approval”). The Board has recommended that the Company’s shareholders vote in favor of the Asset Sale Transaction.

In addition to the receipt of Stockholder Approval, the obligation of the Company, on the one hand, and Buyers, on the other hand, to consummate the Asset Sale Transaction is conditioned upon certain other customary closing conditions, including the accuracy of the other party’s representations and warranties as of closing, subject, in certain instances, to certain materiality and other thresholds, the performance by the other party of its obligations and covenants under the Asset Purchase Agreement, the absence of any law or government order of any nature that restrains, enjoins or otherwise prohibits, or has the effect of restraining, enjoining or otherwise prohibiting, the Asset Sale Transaction from being consummated, the absence of a material adverse effect with respect to the Company, the Company having received evidence that Buyer Parent closed on the second tranche of its $81 million financing, and the delivery of certain documentation by the other party, in each case, as set forth in the Asset Purchase Agreement.

The Asset Purchase Agreement also contains representations, warranties, covenants, indemnification and termination rights of the applicable parties customary for transactions similar to those contemplated by the Asset Purchase Agreement. Such representations and warranties are made solely for purposes of the Asset Purchase Agreement and, in some cases, may be subject to qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Asset Purchase Agreement and may have been qualified by disclosures that were made in connection with the parties’ entry into the Asset Purchase Agreement.

The Asset Purchase Agreement requires that Cyclerion, from signing until the earlier of the termination of the Asset Purchase Agreement or closing of the Asset Sale Transaction, not initiate contact with or solicit any inquiry or proposal or engage in any discussions with third parties in connection with possible proposals regarding a sale or licensing of the Purchased Assets and certain other strategic transactions involving the Company. The Company has agreed to promptly provide notice to Buyer of any solicitation or offer made by any third party in connection with such alternative transaction. If Buyers terminate the Asset Purchase Agreement because there is a Cyclerion Adverse Recommendation Change (as defined in the Asset Purchase Agreement), the Company must pay a termination fee of $500,000 as well as reimburse out-of-pocket expenses of Buyers in an amount equal to $1,000,000 and reimbursement of Employee Expenses and R&D Expenses actually reimbursed or paid by Buyers.

The Asset Purchase Agreement may be terminated by either party if the transaction is not completed by September 11, 2023 or otherwise under certain specified conditions.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement filed herewith as Exhibit 2.1 and incorporated herein by reference.

Fairness Opinion

In connection with the Asset Sale Transaction, our financial advisor, Stifel, Nicolaus & Company, delivered to our Board its opinion, dated May 10, 2023, that, as of the date thereof, the consideration to be received by the Company from Buyer in the Asset Sale Transaction pursuant to the Asset Purchase Agreement is fair to the Company, from a financial point of view.

Item 2.02.	Results of Operations and Financial Condition.

The disclosure set forth in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As previously announced, on March 31, 2023, the Company entered into an agreement (the “Subscription Agreement”) with Peter M. Hecht, Ph.D., our Chief Executive Officer and a member of the Board, for him to make an equity investment in the Company of $5,000,000 in cash for common stock or nonvoting Series A convertible preferred stock of the Company, the purchase price, consistent with Nasdaq rules, to be at or above the market price at the time of signing that agreement of $0.434 per share (subject to appropriate adjustment for the reverse stock split anticipated to be implemented after our 2023 annual meeting of stockholders, if such reverse stock split is approved by shareholders, or any other change in our common stock). With the signing of the Asset Purchase Agreement, all contingencies to the investment have been met and the closing of the equity investment is scheduled to take place on May 19, 2023. Pursuant to the Subscription Agreement, the Board intends to solicit our shareholders to vote in favor of approval of the issuance of shares of common stock to Dr. Hecht upon conversion of such Series A convertible preferred stock. Each share of Series A convertible preferred stock is initially convertible into one share of common stock, subject to customary anti-dilution protections.

The Company relied upon the exemptions from registration afforded by Regulation D under, and Section 4(a)(2) of, the Securities Act of 1933, as amended (the “Securities Act”), as transactions not involving any public offering.

Additionally, Dr. Hecht and Mr. McGuire, directly, beneficially or through affiliates, are equity investors in Buyer Parent, and each has committed to, directly, beneficially or through affiliates, purchase shares of Buyer Parent’s preferred stock.

Item 7.01	Regulation FD Disclosure.

On May 11, 2023, the Company issued press releases regarding the execution of the Asset Purchase Agreement and its financial and operating results for the first quarter of 2023, respectively. Copies of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. Such exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

Voting and Support Agreements

Simultaneously with the execution of the Asset Purchase Agreement, Buyer Parent entered into voting and support agreements (each, a “Voting and Support Agreement”) with each equityholder (and certain affiliates of any such equityholder) of Buyer Parent or any subsidiary of Buyer Parent that is also a shareholder of the Company, which shareholders collectively held approximately 21.3% of the total outstanding voting shares of the Company and include Dr. Hecht and The Invus Group, LLC, each of whom owns more than five percent of our total outstanding voting shares, as well as certain funds managed by Polaris Partners, an affiliate of Mr. McGuire.

Pursuant to the Voting and Support Agreements, each shareholder signatory thereto has agreed, with respect to all of the shares of the Company’s common stock that such shareholder beneficially owns as of the date thereof or thereafter (the “Covered Stock”), to, among other things, (a) vote in favor of the Asset Sale Transaction; and (b) not transfer any such Covered Stock during the term of such Voting and Support Agreement. The Voting and Support Agreements will terminate upon the earlier of the termination of the Asset Purchase Agreement in accordance with its terms, the consummation of the closing of the Asset Sale Transaction, Buyer Parent’s receipt of notice of a Cyclerion Adverse Recommendation Change, the mutual written consent of the parties thereto, and the entry into any amendment to the Asset Purchase Agreement without the prior written consent of the applicable shareholder that is materially adverse to such shareholder. The Company is an express third-party beneficiary of the Voting and Support Agreements.

The foregoing description of the Voting and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting and Support Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and the attached exhibits contain “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include statements concerning our outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “predicts,” “believes,” “potential,” “continues,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “positive,” “projects,” “targets,” “optimistic,” aims,” or the negative thereof or other variations thereon or other comparable terminology. The forward-looking statements included in this Current Report on Form 8-K or the attached exhibits are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: our shareholders failing to approve the Asset Sale Transaction; the failure of one or more conditions to the closing of the Asset Sale Transaction to be satisfied or waived by the applicable party; an increase in the anticipated amount of costs, fees, expenses and other charges related to the Asset Purchase Agreement or Asset Sale Transaction, including the expenses of any claims or litigation seeking to challenge the transaction or disclosures in connection therewith or recover any damages alleged to arise therefrom; expenses associated with the potential exercise of appraisal rights and any related adjudication of the fair value of our common stock; the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement; risks arising from the diversion of management’s attention from our ongoing business operations; risks associated with our ability to monetize the Retained Programs and/or to identify and realize business opportunities following the Asset Sale Transaction; fluctuations in demand for our technology; risks of losing key personnel, customers, distributors, or suppliers; protection of the Company’s intellectual property and government policies and regulations, including, but not limited to those affecting the Company’s industry; and the matters discussed under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended and updated from time to time in the Company’s subsequent filings with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements. Any forward-looking statement speaks only as of the date that it was made and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information or otherwise.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be a solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. In connection with the proposed transaction, the Company intends to file a proxy statement and relevant documents with respect to the special meeting to be held in connection with the proposed transaction with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement will be mailed to the Company’s shareholders in advance of the special meeting. Investors and security holders of the Company are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about the Company, Buyers and the proposed transaction. The proxy statement, when it becomes available, and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by sending a written request to Cyclerion Therapeutics, 245 First Street, 18th Floor, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.

Participants in the Solicitation

The Company and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the directors and executive officers, including their interests in the transaction, will be included in the Company’s proxy statement relating to the transaction when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of May 11, 2023, among the Company, JW Celtics Investment Corp. and JW Cycle Inc.
10.1	Form of Voting and Support Agreement
99.1	Press Release dated May 11, 2023, announcing the Asset Sale Transaction
99.2	Press Release dated May 11, 2023, announcing financial and operating results for the first quarter of 2023
104	Cover Page Interactive Data File

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: May 11, 2023	By:	/s/ Anjeza Gjino
		Name:	Anjeza Gjino
		Title:	Chief Financial Officer